                                                                    EXHIBIT 99.2


                        NORTHERN BORDER PIPELINE COMPANY

                          NOTICE OF GUARANTEED DELIVERY

         This form or one substantially equivalent to this form must be used to accept the offer (the "Exchange Offer") of Northern Border Pipeline Company to exchange an aggregate principal amount of up to $225,000,000 of its 6.25% Senior Notes due 2007, Series B (the "New Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 6.25% Senior Notes due 2007, Series A (the "Old Notes"), which were issued in offerings under Rule 144A and Regulation S of the Securities Act that were not registered under the Securities Act. The Exchange Offer will expire at 5:00 p.m., New York City time,
on [      ], 2002, unless extended (as it may be extended, the "Expiration
Date"). As described in the enclosed Prospectus, dated October   , 2002 (the
"Prospectus"), if you are a registered holder of Old Notes and wish to tender your Old Notes, but (1) the certificates for Old Notes are not immediately available, (2) time will not permit your certificates for Old Notes or other required documents to reach Bank One Trust Company, N.A., as exchange agent (the "Exchange Agent"), before the Expiration Date or (3) the procedure for book-entry transfer cannot be completed before the Expiration Date, you may effect a tender of your Old Notes if (1) the tender is made through an Eligible Guarantor Institution (as defined in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes"); (2) prior to the Expiration Date, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in this form, setting forth your name and address, and the amount of Old Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery. These documents may be sent by overnight courier, registered or certified mail or facsimile transmission. If you elect to use this procedure, you must also guarantee that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes") of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company (including the Agent's Message (as defined in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes") that forms a part of the Book-Entry Confirmation), as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and (3) the Exchange Agent receives the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company, as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other required documents or, in the case of a Book-Entry Confirmation, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an Agent's Message instead of the Letter of Transmittal, in each case, within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

           Delivery to: BANK ONE TRUST COMPANY, N.A., Exchange Agent

   By Regular or Overnight Courier:                   By Facsimile:                        By Hand Delivery:
                                         (Eligible Guarantor Institutions Only)

     Bank One Trust Company, N.A.             Bank One Trust Company, N.A.           Bank One Trust Company, N.A.
           1 Bank One Plaza                         1 Bank One Plaza               One North State Street, 9th Floor
          Mail Code IL1-0134                       Mail Code IL1-0134                   Chicago, Illinois 60602
     Chicago, Illinois 60670-0134             Chicago, Illinois 60670-0134               Attention: Exchanges
      Attention: Exchanges Floor               Attention: Exchanges Floor
    Global Corporate Trust Services          Global Corporate Trust Services
                                                   Fax: (312) 407-8853

                                                 To Confirm by Telephone
                                                or for Information Call:

                                                  Phone: (800) 524-9472

      DELIVERY OF A LETTER OF TRANSMITTAL OR AGENT'S MESSAGE TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE IS NOT VALID DELIVERY OF THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE.

Ladies and Gentlemen:

         Subject to the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to Northern Border Pipeline Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."



=================================================================================================================
 CERTIFICATE NOS. (IF KNOWN) OF OLD NOTES OR        AGGREGATE PRINCIPAL AMOUNT        AGGREGATE PRINCIPAL AMOUNT
 ACCOUNT NO. AT THE DEPOSITORY TRUST COMPANY                REPRESENTED                       TENDERED*
-----------------------------------------------------------------------------------------------------------------






=================================================================================================================

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

================================================================================

         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

================================================================================

                                PLEASE SIGN HERE



 X
    ----------------------------------               ---------------------------

 X
    ----------------------------------               ---------------------------
     Signature(s) of Owner(s)                                    Date
     or Authorized Signatory

     Area Code and Telephone Number: (   )
                                     -----------------------

         Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)



Name(s):
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------


Capacity:
            --------------------------------------------------------------------


Address(es):
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------




                                    GUARANTEE
                    (Not to be used for signature guarantee)


         The undersigned, an Eligible Guarantor Institution, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures," together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three NYSE trading days after the Expiration Date.



---------------------------------------   --------------------------------------
            Name of Firm                            Authorized Signature



---------------------------------------   --------------------------------------
              Address                                      Title



---------------------------------------   Name:
              Zip Code                         ---------------------------------
                                                    (Please Type or Print)



Area Code and Tel. No.                    Dated:
                       ----------------         --------------------------------


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.



                                       3